U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 14, 1997



                           REDWOOD BROADCASTING, INC.
            (Exact name of registrant as specified in its charter)

                Colorado                 33-80321                84-1295270
      (State or Other Jurisdiction    Commission file         (I.R.S. Employer
            of Incorporation)             number             Identification No.)

                              7518 Elbow Bend Road
                                  P.O. Box 3463
                                  Carefree, AZ                      85377
                       (Address of Principal Executive Offices)   (Zip Code)

Issuer's telephone number, including area code:  (602) 488-2596


                                   N/A
      (Former name or former address, if changed since last report)

ITEM 2: DISPOSITION OF ASSETS

On October 10, 1997, Alta California Broadcasting, Inc. ("Alta"), a wholly-owned subsidiary of Redwood Broadcasting, Inc. (the "COMPANY") entered into an Agreement of Merger (the "MERGER") with Regent Communications ("REGENT") whereby ALTA will be merged into a wholly-owned subsudiary of REGENT formed for purposes of effectuating the MERGER.

ALTA is the owner, operator and licensee of Radio Station KRDG-FM, Shingletown, California. ALTA also holds an option to purchase, and will purchase prior to the closing date of the Merger, all of the tangible and intangible asstes used or held by Power Surge, Inc. for use in the operation of KRRX-FM, Burney, California and KNRO-AM, Redding, California. In addition, ALTA intends to acquire, prior to the closing date of the MERGER, all of the tangible and intangible assets used or held by Northern California Broadcasting, Inc., a wholly-owned subsidiary of ALTA, for use in the operation of KNNN-FM, Central Valley, California.

As consideration for ALTA entering into the MERGER with REGENT, the COMPANY will receive, at closing, $1,000,000 in cash plus 200,000 shares of REGENT Series "E" Preferred Stock valued at $5.00 per share. In addition, Regent is assuming $1,500,000 in debt of Alta as part of this transaction.

Prior to the foregoing transactions, there existed no material relationship or affiliation between the Company, or its affiliates, on the one hand, or REGENT, or its respective affiliates, on the other.




ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

b.   Pro forma fiancial information

               (1) Filed herewith are the Company's Pro forma Balance Sheet as of June 30, 1997 and the Company's Pro forma Statement of Operations for the three months ended June 30, 1997 and 1996 giving effect to the Merger of ALTA into REGENT.

c.   Exhibits


       Exhibit No.         Title

           10.1 Agreement of Merger with Regent Communications dated October 10, 1997.

REDWOOD BROADCASTING, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

                                               RBI       Pro Forma      June 30,
                                                        Adjustments(1)     1997
                                                                     (unaudited)
ASSETS
CURRENT ASSETS
Cash                                       $  19,611    $ 982,198    $1,001,809
Accounts receivable, net                     192,066     (192,066)           --
Receivable from sale of radio station        633,000                    633,000
Other current assets                          81,179       (4,670)       76,509
                                           ---------     --------     ---------
Total current assets                         925,856      785,462     1,711,318

PROPERTY AND EQUIPMENT, net                  231,529     (231,529)           --

INTANGIBLE ASSETS, net                       976,367     (976,367)           --

NOTE RECEIVABLE FROM SALE OF RADIO STATION   200,000           --       200,000

OTHER ASSETS                                 223,001      927,796     1,150,797
                                           ---------     --------     ---------
TOTAL                                     $2,556,753    $ 505,362    $3,062,115
                                           =========     ========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses     $  344,855    $(212,291)   $  132,564
Accounts payable to related parties          202,032           --       202,032
Current portion of notes payable              48,335      (48,335)           --
Current portion of notes payable to
   related parties                            25,000           --        25,000
Capital lease obligation                       8,175       (8,175)           --
                                           ---------      -------     ---------
Total current liabilities                    628,397     (268,801)      359,596

NOTES PAYABLE                                605,208     (605,208)           --

NOTES PAYABLE TO RELATED PARTIES             710,479           --       710,479
                                           ---------      -------     ---------
Total liabilities                          1,944,084     (874,009)    1,070,075
                                           ---------      -------     ---------
COMMITMENTS
REDEEMABLE COMMON STOCK                      154,419           --       154,419
                                           ---------      -------     ---------
STOCKHOLDERS' EQUITY
Preferred stock, par value $.04;
    2,500,000 shares authorized;
    none issued and outstanding
Common stock, par value $.004;
   12,500,000 shares authorized;
   997,054 shares issued and outstanding       3,988        1,314         5,302
Additional paid-in capital                 1,069,740      327,229     1,396,969
Accumulated deficit                         (520,478)   1,050,828       530,350
Note receivable from stockholder             (45,000)          --       (45,000)
Common stock subscribed                      (50,000)          --       (50,000)
                                           ---------    ---------     ---------
Total stockholders' equity                   458,250    1,379,371     1,837,621
                                           ---------    ---------     ---------
TOTAL                                     $2,556,753   $  505,362    $3,062,115
                                           =========    =========     =========







See note 1 to consolidated financial statements.


                                           - 3 -

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                        REDWOOD BROADCASTING, INC.
                      AND CONSOLIDATED SUBSIDIARIES
                               PRO-FORMA
                       STATEMENTS OF OPERATIONS
                             June 30, 1997
                              (unaudited)

                             RBI     ALTA    RBI-PRO    RBI     ALTA    RBI-PRO
                             Three   Three     Three    Three    Three    Three
                            Months   Months    Months   Months   Months   Months
                            Ended    Ended     Ended    Ended    Ended    Ended
                            6/30/97  6/30/97   6/30/97  6/30/97  6/30/97 6/30/97
                            -------  -------   -------  -------  ------- -------


REVENUE
Broadcast revenue         $ 373,317  $373,317  $    --  $        $   -- $    --
Less agency commissions      33,399    33,399       --       --      --      --
                          ---------  --------  -------  -------  ------  ------
Net revenue                 339,918   339,918       --       --      --      --
                          ---------  --------  -------  -------  ------  ------
OPERATING EXPENSE
General and administrative  120,026    (8,637) 111,389   13,722      --  13,722
Station operating expenses  191,302  (191,302)      --   60,416      --  60,416
Depreciation and
  amortization               28,460   (28,460)      --   24,102      --  24,102
                          ---------  --------  -------  -------  ------  ------
Total                       339,788  (228,399) 111,389   98,240      --  98,240
                          ---------  --------  -------  -------  ------  ------
INCOME/(LOSS)
  FROM OPERATIONS               130  (111,519)(111,389) (98,240)     -- (98,240)
                          ---------  -------- --------  -------  ------ -------

OTHER INCOME (EXPENSE)
Interest expense            (10,960)   11,729      767   (1,200)     --  (1,200)
Other income (expense)       42,751   (41,132)   1,619  (28,009)     -- (26,009)
                          ---------  -------- --------  -------  ------ -------
Total other - net            31,791   (29,405)   2,386  (29,209)     -- (29,209)
                          ---------  -------- -------- --------  ------ -------
NET INCOME/(LOSS)            31,921  (140,924)(109,003)(127,449)     --(127,449)
                          ---------  -------- -------- --------  ------ -------
NET INCOME (LOSS) PER
  COMMON SHARE            $    0.03   $ (0.15) $ (0.12) $  (.22)     -- $ (0.22)
                          =========  ======== ======== ========  ====== =======
WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING      934,523   934,523  934,523  590,000 590,000  590,000
                          =========  ======== ======== ========  ======  =======









See notes to consolidated financial statements.


                                            - 4 -
,

                          Redwood Broadcasting, Inc.

                  Notes to Pro Forma Financial Statements
                              (Unaudited)

(1)   General

On October 10, 1997, Alta California Broadcasting, Inc. ("Alta"), a wholly-owned subsidiary of Redwood Broadcasting, Inc. (the "COMPANY") entered into an Agreement of Merger (the "MERGER") with Regent Communications ("REGENT") whereby ALTA will be merged into a wholly-owned subsudiary of REGENT formed for purposes of effectuating the MERGER.

ALTA is the owner, operator and licensee of Radio Station KRDG-FM, Shingletown, California. ALTA also holds an option to purchase, and will purchase prior to the closing date of the Merger, all of the tangible and intangible asstes used or held by Power Surge, Inc. for use in the operation of KRRX-FM, Burney, California and KNRO-AM, Redding, California. In addition, ALTA intends to acquire prior to the closing date of the MERGER, all of the tangible and intangible assets used or held by Northern California Broadcasting, Inc., a wholly-owned subsidiary of ALTA, for use in the operation of KNNN-FM, Central Valley, California.

As consideration for ALTA entering into the MERGER with REGENT, the COMPANY will receive, at closing, $1,000,000 in cash plus 200,000 shares of REGENT Series "E" Preferred Stock valued at $5.00 per share. In addition, Regent is assuming $1,500,000 in debt of Alta as part of this transaction.

The Company's pro forma balance sheet as of June 30, 1997 gives effect to the merger of Alta with Regent as if the transaction had been consummated on June 30, 1997. The Company's pro forma statement of operations for the three months ended June 30, 1997 and 1996 also gives effect to the merger as if the transaction had been consummated on June 30, 1997.

The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The unaudited pro forma financial statements do not purport to project the Company's financial position or results of operations for any future period.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hascaused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Signature                            Title                          Date

/s/ John C. Power                       President                      10/29/97
JOHN C. POWER



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